ING CORPORATE ADVANTAGE

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

issued by

Security Life of Denver Insurance Company

and its

Security Life Separate Account L1

Supplement Dated July 17, 2013

This supplement updates and amends certain information contained in your prospectus dated
April 28, 2008, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

NOTICE OF AND IMPORTANT INFORMATION ABOUT
AN UPCOMING FUND REORGANIZATION

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the ING Pioneer Mid Cap Value Portfolio.

The Board of Trustees of ING Investors Trust approved a proposal to reorganize the ING Pioneer Mid Cap Value Portfolio (the “Merging Fund”) with and into the ING Large Cap Value Portfolio (the “Surviving Fund”). Subject to shareholder approval the reorganization is expected to take place on or about September 6, 2013 (the “Reorganization Effective Date”).

Voluntary Transfers Before the Reorganization Effective Date. Prior to the Reorganization Effective Date, you may transfer amounts allocated to the subaccount that invests in the Merging Fund to any other available subaccount or to the fixed account. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the Transfers section of your policy prospectus for information about making subaccount transfers, including applicable restrictions and limits on transfers.

On the Reorganization Effective Date. On the Reorganization Effective Date, your investment in the subaccount that invested in the Merging Fund will automatically become an investment in the subaccount that invests in the Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation, and your policy value immediately before the reallocation will equal your policy value immediately after the reallocation

Automatic Fund Reallocation After the Reorganization Effective Date. After the Reorganization Effective Date, the Merging Fund will no longer be available through your policy. Unless you provide us with alternative allocation instructions after the Reorganization Effective Date all allocations directed to the subaccount that invested in the Merging Fund will be automatically allocated to the subaccount that invests in the Surviving Fund. See the Transfers section of your policy prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting the ING U.S. Customer Service Center at McCamish Systems, LLC, P.O. Box 724927, Atlanta, GA 30119, 1-866-790-1988.

X.120889-13GWA	Page 1 of 2	July 2013

Information about the ING Large Cap Value Portfolio. The following chart lists the investment adviser and subadviser and information regarding the investment objectives of the ING Large Cap Value Portfolio. More detailed information can be found in the current prospectus and Statement of Additional Information for that fund.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Large Cap Value Portfolio (Class I)	Investment Adviser: Directed Services LLC Subadviser: ING Investment Management Co. LLC	Seeks long-term growth of capital and current income.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your policy, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

ING U.S. Customer Service Center

McCamish Systems, LLC

P.O. Box 724927

Atlanta, GA 30119

1-866-790-1988

If you received a summary prospectus for any of the funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.120889-13GWA	Page 2 of 2	July 2013